EXHIBIT 32
BANK FIRST NATIONAL CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Michael B. Molepske, the Chief Executive Officer and President of Bank First National Corporation (the “Company”), and Kevin M. LeMahieu, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:
(1)
The Company’s Annual Report on Form 10-K for the period ended December 31, 2018 (the “Report”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2019	By: /s/ Michael B. Molepske Michael B. Molepske Chief Executive Officer and President
March 26, 2019	By: /s/ Kevin M. LeMahieu Kevin M. LeMahieu Chief Financial Officer
This certification “accompanies” the Form 10-K to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K, irrespective of any general incorporation contained in such filing.)